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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report included in this Registration Statement and our reports dated February 10, 1998 included (incorporated by reference) in Wainoco Oil Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Houston, Texas
March 10, 1998